Liquidity and Management Plans	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Liquidity And Management Plan Disclosure [Abstract]
Liquidity And Management Plan Disclosure [Text Block]
Note 2 – Liquidity and Management Plans

The Company has not generated revenues since its inception and had net loss of $5,847,998 and $1,173,363 for the three months ended September 30, 2014 and 2013, respectively, and net losses of $36,579,100 and $3,242,809 for the nine months ended September 30, 2014 and 2013, respectively.

As of September 30, 2014, the Company had cash on hand of $18,420,480. In April 2014, the Company completed its IPO of 4,600,000 shares of common stock through which the Company raised net proceeds of approximately $24.8 million. In connection with the completion of the IPO, the Company’s outstanding convertible notes and interest accrued thereon were converted into 1,833,336 and 96,792 shares, respectively, of common stock, thus extinguishing the debt associated with the notes. On April 4, 2014, the Company issued 210,527 shares of common stock to a strategic investor upon the receipt of net proceeds of $900,000 ($300,000 received on March 27, 2014, $700,000 received on April 4, 2014 less $100,000 to MDB Capital Group as a commission ). On September 10, 2014, the Company issued 41,563 shares of common stock to the Company’s landlord as prepaid rent and tenant improvements. The company expects that cash on hand after the IPO will be sufficient to fund its operations into the fourth quarter of 2015.

Research and development of new technologies is, by its nature, unpredictable.  Although the Company will undertake development efforts with commercially reasonable diligence, there can be no assurance that our available resources including the net proceeds from the Company’s recently completed IPO and strategic investor financing will be sufficient to enable it to develop its technology to the extent needed to create future revenues to sustain its operations.  The Company expects that it may choose to pursue additional financing, depending upon the market conditions, which could include follow-on equity offerings, debt financing, co-development agreements or other alternatives. Should the Company choose to pursue additional financing, there is no assurance that the Company would be able to do so on terms that it would find acceptable.

Note 2 – Going Concern and Management Plans

As of December 31, 2013, the Company’s cash on hand was $1,953,780. The Company has not generated revenues since its inception and has incurred net losses for the year ended December 31, 2013, for the period October 30, 2012 (inception) through December 31, 2012 and for the period October 30, 2012 (inception) through December 31, 2013 of $5,521,081, $21,287 and $5,542,368, respectively. During the year ended December 31, 2013, the Company has met its liquidity requirements principally through the private placement of convertible notes.

As of December 31, 2013, the Company had a working capital deficiency and a stockholders’ deficit of $5,629,982 and $5,345,092, respectively.

The Company expects that the cash it has available as of March 12, 2014 will fund its operations only until May, 2014.  The Company intends to raise additional capital through its initial public offering (“IPO”), though there is no assurance that it will be able to do so. If the Company is unable to raise additional capital, the Company may have to curtail its research and development efforts, delay repayments of its Convertible Notes, delay payments to vendors, and/or initiate cost reductions, which would have a material adverse effect on the Company’s business, financial condition and results of operations. These matters raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statement do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.